UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 17, 2023

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 17, 2023, our board of directors, or our Board, approved and adopted amended and restated bylaws, or our Bylaws, to, among other things, update provisions relating to stockholder meetings to ensure compliance with federal proxy rules, including Rule 14a-19 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Our Bylaws became effective upon adoption by our Board.
Our Bylaws include the following amendments, among other updates:
•Amend language to ensure that any stockholder casting a vote by proxy complies with Maryland law and our Bylaws;
•Reflect the requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by our Board;
•Update the provisions related to the information required to be included in a stockholder’s notice of nomination of individuals for election as a director and the information required to be included in any notice of other business that the stockholder proposes to bring before a meeting;
•Require a stockholder submitting a director nomination to make a written undertaking that such stockholder intends to solicit the holders of shares of stock of our company representing at least 67% of the voting power of shares of stock entitled to vote on the election of directors in support of the director nomination;
•Update the accompanying certifications made by a stockholder submitting a notice of nomination of an individual for election as a director;
•Clarify that a stockholder may not nominate more individuals than there are directors to be elected or substitute or replace a proposed director nominee without compliance with the requirements for nomination in our Bylaws, including compliance with any applicable deadlines; and
•Reflect that our company will disregard any proxy authority granted in favor of, or votes for, any proposed director nominee if the stockholder soliciting proxies in support of such proposed director nominee abandons the solicitation or does not comply with Rule 14a-19 under the Exchange Act.
The amendments also include various conforming and technical changes, including updates to provisions relating to virtual meetings to align with changes to the Maryland General Corporation Law statutory language and procedures for meeting adjournments.
The foregoing description of our Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of our Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of American Healthcare REIT, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.
February 17, 2023
By:/s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President